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                                                                   Exhibit 10.20

                                AMENDMENT NO. 2
                                      TO
                              PURCHASE AGREEMENT
                           MADE AS OF MARCH 5, 1998
                                     AMONG
                      ANSWERTHINK CONSULTING GROUP, INC.
                                      AND
                                   FSC CORP.

     WHEREAS, AnswerThink Consulting Group, Inc., a Florida corporation (the "Company") and FSC Corp., a Massachusetts corporation ("FSC") are parties to the certain Purchase Agreement dated as of March 5, 1998 (the "Agreement"), as amended by that certain Amendment No. 1 to the Agreement, dated as of April 13, 1998 (the "Amendment").

     WHEREAS, FSC holds all of the "Investor Stock," as such term is defined in the Agreement; and

     WHEREAS, the Company and FSC wish to amend the Agreement and the Amendment as set forth herein;

     NOW, THEREFORE, the Company and FSC hereby agree as follows:

1.   Replacement of the Amendment.  This Amendment No. 2 to the Agreement
     ----------------------------
     supersedes and replaces the Amendment in all respects.

2.   Section 3E (Preemptive Rights).  Section 3E of the Agreement shall be
     ------------------------------
     deleted in its entirety.

3.   Section 4(iv) (Rights of First Refusal).  Section 4(iv) of the Agreement
     ---------------------------------------
     shall be deleted in its entirety.

4.   Section 6 (Definitions).  Section 6 of the Agreement shall be amended by
     -----------------------
     adding thereto the following new definition:

         "Common Stock" means the common stock of the Company, par value $.001
          ------------
     per share, and any other shares of capital stock of a corporation issued in exchange for such common stock in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.

5.  Remaining Provisions.  In all other respects, the Agreement remains
    --------------------
    unchanged.
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6.  Effective Date.  This Amendment No. 2 to the Agreement shall be effective as
    --------------
    of the date upon which the Company signs an underwriting agreement relating to its initial public offering.

                                 *  *  *  *  *

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of this 5th day of May, 1998.

                                     ANSWERTHINK CONSULTING GROUP, INC.



                                     By: /s/ Ted A. Fernandez
                                        ----------------------
                                        Ted A. Fernandez
                                        President, Chief Executive Officer and
                                          Chairman


                                     FSC CORP.



                                     By:  /s/ Robert T. Jefferson
                                        -------------------------------
                                        Name:  Robert T. Jefferson
                                             --------------------------
                                        Title:  Chairman and President
                                              -------------------------